Pilgrim's Pride Corporation
Net Sales by Primary Market Line
for the Three Months Ended:

The following table sets forth net sales attributable to each of our primary product lines and markets served with those products. We based the table on our internal sales reports and their classification of product types and customers. The information in these tables should be read in conjunction with the information in our SEC filings, including the discussion of our primary product lines and markets served with those products included in our most recent Annual Report on Form 10-K.

(in thousands)	Dec 27,	Dec 27,
	2009	2008 (a)

Chicken Sales:
United States
Prepared Foods:
Foodservice	$420,944	$494,169
Retail	$114,866	$123,784
Total Prepared Foods	$535,810	$617,953

Fresh Chicken:
Foodservice	$437,782	$564,544
Retail	$225,636	$222,029
Total Fresh Chicken	$663,418	$786,573
Export and Other
Export:
Prepared Foods	$21,353	$22,898
Chicken	$110,197	$154,430
Total Export	$131,550	$177,328
Other Chicken By Products	$3,427	$5,110
Total Export and Other	$134,976	$182,438
Total U.S. Chicken	$1,334,204	$1,586,964

Mexico:	$127,557	$145,242
Total Chicken Sales	$1,461,761	$1,732,207

Total Prepared Foods	$557,163	$640,851

Sale of Other Products
U.S.	$132,500	$135,594
Mexico	$8,473	$9,191
Total Other Products	$140,973	$144,784
Total Net Sales	$1,602,734	$1,876,991

(a)  On December 1, 2008, the company and certain of its subsidiaries filed voluntary petitions for reorganization under Chapter 11 of Title 11 of the United States Code in the United States Bankruptcy Court for the Northern District of Texas, Fort Worth Division.

	Dec 27,	Dec 27,
	2009	2008 (a)

Chicken Sales:
U.S. Chicken Sales:
Prepared Foods:
Foodservice	31.5%	31.2%
Retail	8.6%	7.8%
Total Prepared Foods	40.1%	39.0%

Fresh Chicken:
Foodservice	32.8%	35.6%
Retail	16.9%	14.0%
Total Fresh Chicken	49.7%	49.6%
Export and Other
Export:
Prepared Foods	1.6%	1.4%
Chicken	8.3%	9.7%
Total Export	9.9%	11.1%
Other Chicken By Products	0.3%	0.3%
Total Export and Other	10.2%	11.4%
Total U.S. Chicken	100.0%	100.0%

(a)  On December 1, 2008, the company and certain of its subsidiaries filed voluntary petitions for reorganization under Chapter 11 of Title 11 of the United States Code in the United States Bankruptcy Court for the Northern District of Texas, Fort Worth Division.

Pilgrim's Pride Corporation
Selected Financial Data
for the Three Months Ended:

Our selected financial data is derived from our financial statements. Historical results should not be taken as necessarily indicative of the results that may be expected for any future period. You should read this financial data in conjunction with the appropriate period financial statements and the related notes and "Management's Discussion and Analysis of Results of Operations and Financial Condition" included in our SEC filings.

	12/27/09	12/27/2008 (c)

Income Statement Data:
Net sales	$1,602,734	$1,876,991
Non-recurring recoveries	-	-
Asset impairment & restructuring charges	2,877	-
Gross margin	82,584	(83,382)
Goodwill Impairment	-	-
Selling, general and administrative expenses	76,354	92,437
Restructuring and related costs	(1,359)	2,422
Operating income (loss)	7,589	(178,241)
Interest expense, net	44,193	39,038
Miscellaneous, net	(884)	(1,440)
Loss on Early Extinguishment of Debt	-	-
Income (loss) before restructuring & income taxes from continuing operations	(35,720)	(215,839)
Reorganization items, net	32,726	13,250
Income tax expense (benefit)	(102,371)	278
Income (loss) from continuing operations	33,925	(229,367)
Extraordinary charge - net of tax	-	-
Income(loss) from operation of discontinued business, net of tax	-	574
Gain on sale of discontinued business, net of tax	-	-
Net income (loss)	$33,925	$(228,793)

Per Common Share Data:
Income (loss) from continuing operations	$0.44	$(3.10)
Extraordinary charge - early repayment of debt	-	-
Income(loss) from operation of discontinued business, net of tax	-	-
Gain on sale of discontinued business, net of tax	-	0.01
Net Income (loss)	$0.44	$(3.09)
Cash dividends	$-	$-
Book value	$2.41	$1.64

Balance Sheet Summary:
Working capital	$658,378	$757,781
Total assets	$3,209,463	$3,215,103
Notes payable and current maturities of long-term debt	$238,072	$101,192
Long-term debt, less current maturities	$1,859,400	$41,520
Total debt	$2,097,472	$2,090,565
Senior secured debt (included in Total Debt)	$-	$-
Total stockholders' equity	$186,294	$123,039

Cash Flow Summary:
Operating cash flow	$(4,057)	$(111,737)
Depreciation & amortization (a)	$56,705	$60,158
Capital expenditures	$30,463	$29,028
Business acquisitions	$-	$-
Financing activities, net	$48,250	$119,464

Cashflow Ratios:
EBITDA (b)	$31,015	$(131,437)
EBITDA (last four qtrs.)	$375,432	$(1,010,348)

Key Indicators (as a percentage of net sales):
Gross margin	5.2%	-4.4%
Selling, general and adminstrative expenses	4.8%	4.9%
Operating income (loss)	0.5%	-9.5%
Interest expense, net	2.8%	2.1%
Net income (loss)	2.1%	-12.2%

(a) Includes amortization of capitalized financing costs of approximately	$ 1,437	$ 1,544

(b) “EBITDA” is defined as the sum of income (loss) from continuing operations plus interest, taxes, depreciation and amortization. “Adjusted EBITDA” is defined as the sum of EBITDA plus restructuring charges and reorganization items. EBITDA is presented because it is used by us and we believe it is frequently used by securities analysts, investors and other interested parties, in addition to and not in lieu of results prepared in conformity with accounting principles generally accepted in the US (“GAAP”), to compare the performance of companies. We believe investors would be interested in our Adjusted EBITDA because this is how our management analyzes EBITDA from continuing operations. The Company also believes that Adjusted EBITDA, in combination with the Company's financial results calculated in accordance with GAAP, provides investors with additional perspective regarding the impact of certain significant items on EBITDA and facilitates a more direct comparison of its performance with its competitors. EBITDA and Adjusted EBITDA are not measurements of financial performance under GAAP. They should not be considered as an alternative to cash flow from operating activities or as a measure of liquidity or an alternative to net income as indicators of our operating performance or any other measures of performance derived in accordance with GAAP.

Net Income from continuing operations	$33,925	$(229,367)
Add:
Income Tax Expense (benefit)	(102,371)	278
Interest expense, net	44,193	39,038
Depreciation and amortization from continued operations	56,705	60,158
Minus:
Amortization of capitalized financing costs	1,437	1,544
EBITDA	$31,015	$(131,437)
Add:
Restructuring charges, net	1,518	2,422
Reorganization items, net	32,726	13,250
Adjusted EBITDA	$65,259	$(115,765)

(c) On December 1, 2008, the company and certain of its subsidiaries filed voluntary petitions for reorganization under Chapter 11 of Title 11 of the United States Code in the United States Bankruptcy Court for the Northern District of Texas, Fort Worth Division.

Pilgrim's Pride Corporation
Sales Segments
for Three Months Ended:

Our chicken segment and our sales of other product segment include sales of products that we produce and purchase for resale in the United States and Mexico. Both of these segments conduct separate operations in the United States and Mexico and are reported as two seprarate geographical areas. Our turkey segment includes sales of turkey products produced and purchased for resale. Our turkey operations are exclusively in the United States.

Inter-area sales and inter-segment sales, which are not material, are accounted for at prices comparable to normal trade customer sales. Fixed assets by segment and geographic area are those assets which are used in our operations in each segment or area. Corporate assets are included with chicken and other products. You should read this financial data in conjunction with the appropriate period financial statements and the related notes and "Management's Discussion and Analysis of Results of Operations and Financial Condition" included in our SEC filings.

(In thousands)	12/27/2009	12/27/2008 (b)
Net Sales to Customers:
Chicken:
United States	$1,334,205	$1,586,965
Mexico	127,556	136,051
Sub-total	1,461,761	1,723,016

Other Products:
United States	132,500	144,784
Mexico	8,473	9,191
Sub-total	140,973	153,975
Total	$1,602,734	$1,876,991

Operating Income:
Chicken:
United States	$2,956	$(179,448)
Mexico	(3,655)	(7,217)
Sub-total	(699)	(186,665)

Other Products:
United States	8,199	8,965
Mexico	1,607	1,881
Sub-total	9,806	10,846
Operational Restructuring Charges	(2,877)	-
Administrative Restructuring Items, net	1,359	(2,422)
Total	$7,589	$(178,241)

Depreciation and Amortization: (a)
Chicken:
United States	$50,216	$53,609
Mexico	2,274	2,437
Sub-total	52,490	56,046

Other Products:
United States	4,160	4,054
Mexico	55	58
Sub-total	4,215	4,112
Total	$56,705	$60,158

Total Assets:
Chicken:
United States	$2,665,163	$2,674,592
Mexico	377,674	343,794
Sub-total	3,042,837	3,018,386

Other Products:
United States	162,927	192,708
Mexico	3,699	4,009
Sub-total	166,626	196,717
Total	$3,209,463	$3,215,103

Capital Expenditures:
Chicken:
United States	$30,153	$18,493
Mexico	491	120
Sub-total	30,644	18,613

Other Products:
United States	(181)	10,415
Mexico	-	-
Sub-total	(181)	10,415
Total	$30,463	$29,028

(a) Includes amortization of capitalized financing costs of approximately	$ 1,437	$ 1,544

(b) On December 1, 2008, the company and certain of its subsidiaries filed voluntary petitions for reorganization under Chapter 11 of Title 11 of the United States Code in the United States Bankruptcy Court for the Northern District of Texas, Fort Worth Division.